Exhibit 99.1

March 31, 2026 Results

Important Information

Performance

BDC Performance Highlights $1.03B Total assets [1] 57 Portfolio companies 94% Institutional ownership 10.7% Weighted average yield (at FMV) [2] 8.9% Distribution rate [3] $82M ITD Distributions $822M Investments at FMV 4.8% 221.5% Asset coverage ratio [5] 50.0% Note: Please refer to the end of this presentation for additional disclosures and sources. Past performance is not indicative of future results. Key Year-Over-Year Metrics Metric March 31, 2026 December 31, 2025 Total Assets [1] (in thousands) $1,031,542 $1,003,473 Portfolio Companies 57 54 Total Net Assets (in thousands) $429,585 $411,329 Distribution Rate [3] 8.9% 9.4% Shares Outstanding 29,313,127 27,776,022 Non-Sponsored Mix Net Interest Margin [4] [6]

BDC Performance Highlights +35.7% Increase +15 Portfolio Companies +22.9% Increase +$153M FMV Growth Investments at Fair Value ($M) 57 54 47 45 42 34 29 26

Spread

Spread Highlights Net Interest Margin Funding Sources ING Revolver $290.0M SOFR+ Maturity 2029 $300M Capacity SBA Debentures [9] $230.0M Fixed Rate 10-yr $350M Capacity Sr. Unsecured Notes $65.0M 7.00% Fixed Maturity 2030 BBB (low) / Stable Trend – Morningstar DBRS [10] 11.4% 11.1% 11.1% 10.7% 10.6% 10.7% 8.9% 9.5% 9.4% 9.4% 9.4% 8.9% 6.1% 6.1% 6.1% 6.1% 6.0% 5.9% 4.3% 4.3% 4.3% 4.0% 3.7% 3.7% 3.0% 4.0% 5.0% 6.0% 7.0% 8.0% 9.0% 10.0% 11.0% 12.0% 13.0% Q4 '24 Q1 '25 Q2 '25 Q3 '25 Q4 '25 Q1 '26 WA Yield (FMV) Distribution Rate WA Interest Rate [11] 3-Mo SOFR [12] 4.8% 10.7% Weighted Average Yield (at FMV) [2] 6.6% Weighted Average Spread [7] 4.8% Net Interest Margin [4] $22.4M Total Investment Income

# Asset-Liability Matching



$350M
$300M
$250M
$200M
$150M
$100M
$50M
$0M
3.1 Yrs WA Asset Maturity
5.5 Yrs WA Debt Maturity
$38.2M
$77.9M
$111.7M
$201.1M
$290.0M
$245.2M
$65.0M
$147.8M
$230.0M
2026
2027
2028
2029
2030
Later or No Maturity
Investment Maturities [13]
Debt Maturities [14]

Note: Please refer to the end of this presentation for additional disclosures and sources. Past performance is not indicative of future results.

08

Credit

Credit & Portfolio Highlights 1.0% Non-Accrual Rate [15] 98.0% FMV / Par [16] 0% Direct SaaS Exposure [17] 84.6% Floating Rate [18] 2 Weighted Average # of Covenants [19] 5.8% Watch Listed Rate [20] Borrower Performance Metrics Metric March 31, 2026 March 31, 2025 Weighted Average Interest Coverage [21] 2.6x 2.6x Weighted Average Net Leverage [22] 3.9x 3.6x Weighted Average LTV [23] 51.1% 48.1% Weighted Average Duration (years) [24] 3.1 3.7 Weighted Average Spread [7] 6.6% 6.7% Avg FMV / Portfolio Company $14.4M $15.9M First Lien Senior Secured 86.5% 94.2%

Credit & Portfolio Highlights Professional Services 10.4% Hotels, Restaurants & Leisure 7.3% Health Care Providers & Services 6.4% Independent Power & Renewable 5.9% Road & Rail 5.8% IT Services 5.1% Diversified Financial Services 5.0% Specialized Consumer Svcs. 6.7% Commercial Services & Supplies 8.7% Construction & Engineering 6.7% Top 10 Industry Exposures % Port. [25]

Credit & Portfolio Highlights Portfolio by Region[8] Empire # of Deals: 16 Far West FMV: $131M # of Deals: 8 Gulf Coast FMV: $145M # of Deals 10 Mid-Atlantic FMV: $135M # of Deals: 10 Great Lakes FMV: $69M # of Deals: 3 Southeast FMV: $43M # of Deals: 6 Cascade FMV: $18M # of Deals: 1 Four Corners FMV: $8M # of Deals: 2 FMV: $263M Northeast FMV: $10M # of Deals: 1

Goal2030

Goal2030 Highlights[26] 18.8K Target: 100K 54% Target: 50% 37% 4% over target Target: 50% [27] [28] [29]

Goal2030 Highlights Human Capital Indicators vs. National Average $434,439 ITD Indicator 53% 45% 11% 65% 42% 35% 11% Managerial Assistance Adoption (Lead) [29] Retirement Participation [32] Healthcare Participation [31] Employee Turnover (Quarterly) [30]

Consolidated Statements of Assets and Liabilities March 31, 2026 December 31, 2025 Assets Investments, at Fair Value $822,060 $789,213 Cash and cash Equivalents 193,198 199,187 Deferred financing and other assets 11,553 12,109 Interest receivable 4,731 2,964 Total Assets $1,031,542 $1,003,473 Liabilities Secured borrowings 289,982 276,982 SBA-guaranteed debentures 230,000 230,000 Notes payable 63,488 63,402 Distributions payable 9,197 9,239 Interest and financing payable 3,679 7,517 Management fee payable 1,882 1,841 Incentive fee payable 1,603 1,516 Other Liabilities 2,126 1,647 Total Liabilities $601,957 $592,144 Net Assets Total Net Assets $429,585 $411,329 Shares Outstanding 29,313,127 27,776,022 NAV Per Share [34] $14.66 $14.81

Consolidated Statements of Operations Three months ended March 31, 2026 Three months ended March 31, 2025 Investment Income Interest income from Non-Controlled/Non-Affiliated Investments $20,918 $16,503 Interest income from Affiliated Investments 123 647 Fee Income 380 727 Interest from Cash & Cash Equivalents 928 1,438 Total Investment Income $22,349 $19,315 Expenses Interest & Financing Expenses $8,054 $6,015 Management Fee 1,882 1,478 Incentive Fee 1,603 1,514 General & Administrative Expenses 743 250 Legal & Professional Fees 469 389 Administrative Services Fee 500 450 Income Tax Expense — 629 Total Expenses $13,251 $10,725 Net Investment Income $9,098 $8,590 Realized & Unrealized Gains (Losses) Total Net Realized Gains (Losses) on Investments — $58 Total net change in unrealized gains (losses) on investments $(4,369) $2,499 Net increase (decrease) in net assets resulting from operations $4,729 $11,147 Per Share Data [34] Weighted average common shares outstanding 27,942,796 23,977,487 Net Investment Income $0.33 $0.36 Earnings Per Share $0.17 $0.46 Dividend Declared $0.33 $0.35

Notes and Definitions [1] [2] [3] [4] [5] [6] [7] [8] [16] [9] [17] [11] [18] [12] [19] [20] [21] [22] [23] [24] [13] [14] [15] [10]

Notes and Definitions [25] [26] [27] [28] [29] [30] [31] [32] [33] [34]